Execution Version
FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING
AND TERM CREDIT AGREEMENT
     This First Amendment to Amended and Restated Revolving and Term Credit Agreement (this “Amendment”), made as of May 6, 2011, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
     WHEREAS, Borrower, Guarantors, Lenders, Agent, Swing Line Lender, and KeyBanc Capital Markets, as sole arranger and sole bookrunner, entered into that certain Amended and Restated Revolving and Term Credit Agreement dated as of August 6, 2010, (the “Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower; and
     WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and
     WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and hereby further agree as follows:
     1. Amendments to §1.1 of the Credit Agreement.
          (a) Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definitions of “Bond Indebtedness”, “Borrowing Base” “Borrowing Base Assets”, “Capped Call Transactions”, “Convertible Bond Hedge Transactions”, “Non-Recourse Indebtedness”, and “SPE Subsidiary” in their entirety and by substituting the following new definitions in lieu thereof, respectively:
     “Bond Indebtedness. Indebtedness in the form of bonds or notes issued by a Loan Party (and any guaranties in respect thereof by Forestar Group or any Subsidiary of Forestar Group), including Convertible Bond Indebtedness.
     Borrowing Base. As of any date of determination,
          (A) prior to the issuance of any Permitted Bond Indebtedness, the sum of the following percentages of the Borrowing Base Assets:

          (a) thirty five percent (35%) of Timberland Value; plus
          (b) twenty-five percent (25%) of High Value Timberland Amount; plus
          (c) forty percent (40%) of Raw Entitled Land Value; plus
          (d) forty-five percent (45%) of Entitled Land Under Development Value; plus
          (e) sixty percent (60%) of Mineral Business Enterprise Value;
Provided, however, that the Borrowing Base shall be reduced by the amounts, if any, by which (i) the portion of the Borrowing Base accounted for by clause (b) of this definition would exceed fifteen percent (15%) of the Borrowing Base, and (ii) the portion of the Borrowing Base accounted for by clause (c) of this definition would exceed twenty-five percent (25%) of the Borrowing Base; and provided further, however, that the Borrowing Base shall be reduced by any reserve existing under §9.1(a)(iii); and
          (B) effective upon the issuance of any Permitted Bond Indebtedness, the sum of the following percentages of the Borrowing Base Assets:
          (a) thirty-five percent (35%) of Timberland Value; plus
          (b) twenty-five percent (25%) of High Value Timberland Amount; plus
          (c) forty percent (40%) of Raw Entitled Land Value; plus
          (d) sixty percent (60%) of Mineral Business Enterprise Value;
Provided, however, that the Borrowing Base shall be reduced by the amounts, if any, by which (i) the portion of the Borrowing Base accounted for by clause (b) of this definition would exceed twenty-five percent (25%) of the Borrowing Base, and (ii) the portion of the Borrowing Base accounted for by clause (c) of this definition would exceed twenty-five percent (25%) of the Borrowing Base; and provided further, however, that the Borrowing Base shall be reduced by any reserve existing under §9.1(a)(iii).
          Borrowing Base Assets. The following assets:
          (A) prior to the issuance of any Permitted Bond Indebtedness, collectively, the Timberland, the High Value Timberland, the Raw Entitled Land, the Entitled Land Under Development and the Mineral Business. With respect to Borrowing Base Assets other than the Mineral Business, parcels of Real Estate may from time to time move from one classification of Borrowing Base Asset to another upon designation by Borrower on the Borrowing Base Certificate most recently delivered to Agent, but can never be in more than one classification at any point in time; and
          (B) effective upon the issuance of any Permitted Bond Indebtedness, collectively, the Timberland, the High Value Timberland, the Raw Entitled Land, in each case to the extent constituting Mortgaged Properties, and the Mineral Business. With respect to Borrowing Base Assets other than the Mineral Business, parcels of Real Estate may from time to time move from one classification of Borrowing Base Asset to another upon designation by Borrower on the Borrowing Base Certificate most recently delivered to Agent, but can never be in more than one classification at any point in time.

     Capped Call Transactions. One or more call options referencing Forestar Group’s common stock purchased by Forestar Group or any Subsidiary of Forestar Group in connection with the issuance of Convertible Bond Indebtedness with a strike or exercise price (howsoever defined) initially equal to the conversion or exchange price (howsoever defined) of the related Convertible Bond Indebtedness (subject to rounding) and limiting the amount deliverable to Forestar Group or such Subsidiary of Forestar Group upon exercise thereof based on a cap or upper strike price (howsoever defined).
     Convertible Bond Hedge Transactions. One or more call options referencing Forestar Group’s common stock purchased by Forestar Group or any Subsidiary of Forestar Group in connection with the issuance of Convertible Bond Indebtedness with a strike or exercise price (howsoever defined) initially equal to the conversion or exchange price (howsoever defined) of the related Convertible Bond Indebtedness (subject to rounding).
     Non-Recourse Indebtedness. Indebtedness of a Person which is secured by one or more parcels of Real Estate (other than Mortgaged Property) and related Non-Recourse Assets and is not a general obligation of any Loan Party or any of their respective wholly owned Subsidiaries other than the applicable SPE Subsidiary (except for any portion thereof constituting Permitted Recourse Undertakings and Indebtedness otherwise permitted under §8.1(xiii)), the holder of such Indebtedness having recourse solely to the Non-Recourse Assets securing such Indebtedness or other asset of Persons that are not Loan Parties or wholly owned Subsidiaries of any Loan Party other than the applicable SPE Subsidiary (except in connection with Permitted Recourse Undertakings and Indebtedness otherwise permitted under §8.1(xiii)).
     SPE Subsidiary. A bankruptcy remote or other special purpose entity which is initially a Subsidiary and which is formed for the purpose of, and engages in no material business other than, issuing or incurring Non-Recourse Indebtedness and, in connection therewith, owning Non-Recourse Assets and pledging or transferring interests therein, including, without limitation, a Subsidiary formed for the purpose of constructing, acquiring, owning, developing and/or financing Non-Recourse Assets as Multifamily Properties. A Subsidiary whose only material assets are Equity Interests in SPE Subsidiaries shall be considered an SPE Subsidiary for purposes hereof.”
     2. Amendment to §2.1(a) of the Credit Agreement. §2.1(a) of the Credit Agreement, Revolving Loans, is hereby modified by deleting the phrases “the sum of (x)” and “plus (y) unless Borrower shall have elected to make all of the Borrowing Base Assets (other than the Mineral Business) Mortgaged Properties pursuant to §9.2(b), the aggregate outstanding principal amount of Permitted Bond Indebtedness at such time” appearing in clause (ii) of such §2.1(a).
     3. Amendment to §3.2(a) of the Credit Agreement. §3.2(a) of the Credit Agreement, Loans Exceed Commitments, Borrowing Base or Commitment to Value Ratio, is hereby modified by deleting the phrase “plus, unless Borrower shall have elected to make all of the Borrowing Base Assets (other than the Mineral Business) Mortgaged Properties pursuant to §9.2(b), the aggregate outstanding principal amount of Permitted Bond Indebtedness” appearing in clause (iii) of such §3.2(a).

     4. Amendments to §5.1 of the Credit Agreement. §5.1 of the Credit Agreement, Collateral, is hereby modified and amended as follows:
          (a) by restating clause (iv) thereof as follows:
“(iv) a perfected first priority pledge of and security interest in all issued and outstanding Equity Interests held by any Loan Party in another Loan Party or in any Joint Venture pursuant to the Pledge and Security Agreement, provided that in the event a pledge of or security interest in such Equity Interests in any Joint Venture pursuant to the Pledge and Security Agreement is not permitted under the Organizational Documents of the applicable Joint Venture or pursuant to any other agreement, then such security interest shall be limited to an assignment of such Loan Party’s rights to any distributions made or to be made by such Joint Venture in favor of Agent for the benefit of Lenders pursuant to the Assignment of Rights to Joint Venture Distributions, provided that in the event a pledge of or security interest in such rights to distributions is not permitted under the Organizational Documents of the applicable Joint Venture or pursuant to any other agreement, neither such Equity Interests nor any rights to any distributions shall be included as Collateral,”
          (b) by deleting the last sentence of such Section and inserting the following in lieu thereof:
“Effective with the issuance of any Permitted Bond Indebtedness, the Loan Parties agree that all Borrowing Base Assets other than the Mineral Business shall be included in the Mortgaged Properties at the time of their inclusion as Borrowing Base Assets.”
     5. Amendment to §5.5 of the Credit Agreement. § 5.5 of the Credit Agreement, Addition of Negative Pledge Properties to the Borrowing Base Assets, is hereby modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
     “§5.5 Addition of Negative Pledge Properties to the Borrowing Base Assets.
     After the Closing Date, so long as no Default or Event of Default shall have occurred and be continuing, subject to the satisfaction by Borrower of the conditions set forth in this §5.5, Borrower shall have the right to request that a Negative Pledge Property be added to the Borrowing Base Assets. Real Estate constituting Negative Pledge Property not initially included as a Borrowing Base Asset shall be added to the Borrowing Base Assets if, as and when the following conditions precedent shall have been satisfied:
          (a) such Real Estate satisfies all of the following conditions, unless otherwise waived in writing by the Required Lenders:
               (i) such Real Estate is owned in fee simple absolute by Borrower or a Guarantor, subject only to Permitted Liens;

               (ii) such Real Estate is not mortgaged to secure any Indebtedness (other than pursuant to any pre-existing mortgage, deed of trust or deed to secure debt which will be cancelled and satisfied of record in connection with the acquisition thereof by the applicable Loan Party); and
               (iii) such Real Estate constitutes either (A) Timberland, (B) High Value Timberland, (C) Raw Entitled Land, or (D) prior to the issuance of any Permitted Bond Indebtedness, Entitled Land Under Development.
          (b) if Borrowing Base Assets are required to be included in the Mortgaged Properties pursuant to § 5.1, such Real Estate shall become Mortgaged Property and the Mortgaged Property Documents for such Mortgaged Property shall have been delivered to Agent, granting Agent a first-priority lien on such Mortgaged Property, subject only to Permitted Liens. Borrower shall have paid to Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which Agent reasonably determines to be payable as a result of the recording of such Mortgaged Property Documents to any state or any county or municipality thereof in which any of such Mortgaged Properties are located, and deliver to Agent such affidavits or other information with Agent reasonably determines to be necessary in connection with such payment in order to insure that the Security Deeds on such Mortgaged Property located in such state secures Borrower’s obligation with respect to the Loans.
          (c) after giving effect to the inclusion of such Real Estate in the Borrowing Base Assets, each of the representations and warranties made by or on behalf of Borrower and the other Loan Parties contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the addition of such Real Estate as Borrowing Base Assets, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall only be required to be true and correct in all material respects only as of such specified date); and
          (d) Borrower shall pay or reimburse Agent and Agent’s Special Counsel for all fees, expenses and costs in connection with the foregoing.
     6. Amendments to §8.1 of the Credit Agreement. §8.1 of the Credit Agreement, Restrictions on Indebtedness, is hereby modified and amended as follows:
          (a) Clause (xii) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(xii) Non-Recourse Indebtedness (including the Loan Parties’ share of Non-Recourse Indebtedness incurred by any Joint Venture) in an aggregate principal amount not exceeding $250,000,000 at any time, provided that (a) if such Non-Recourse Indebtedness is secured, such Non-Recourse Indebtedness is secured solely by either (1) property wholly owned by Borrower or its Subsidiaries that is not included in the Borrowing Base, (2) by property wholly owned by a Joint Venture, or (3) Non-Recourse Assets, (b) Borrower shall have provided Agent (if requested by Agent) with true, correct and complete copies of the substantially final operative loan documents with respect to such Indebtedness at least five (5) Business Days prior to the incurrence of such Indebtedness, (c) Borrower shall have provided to Agent a certificate that (i) no Default or Event of Default exists or would be caused by the incurrence of such Indebtedness, (ii) the leverage ratio of such Non-Recourse Indebtedness relative to the value of the Real Estate securing the same shall, at the time such Indebtedness is incurred, be less than seventy-five percent (75%) (or eighty-five percent (85%) in the case of such Indebtedness in respect of Multifamily Properties), and (iii) with respect to any Non-Recourse Indebtedness of a Joint Venture, a portion of which is allocable to the Loan Parties for purposes of this §8.1(xii), the leverage ratio of such Non-Recourse Indebtedness of such Joint Venture relative to the value of the Real Estate of such Joint Venture securing the same, shall at the time such Indebtedness is incurred, be less than seventy-five percent (75%) (or eighty-five percent (85%) in the case of such Indebtedness in respect of Multifamily Properties);”
          (b) Clause (xiii) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(xiii) Indebtedness (other than Non-Recourse Indebtedness or Bond Indebtedness) in an aggregate principal amount not exceeding $75,000,000 at any time (including the portion of all Joint Venture Indebtedness that is recourse to any Loan Party and the portion of any Non-Recourse Indebtedness that is guaranteed by any Loan Party), provided that (a) if such Indebtedness is secured, such Indebtedness is secured solely by property wholly owned by either by Borrower or its Subsidiaries that is not included in the Borrowing Base, or by property wholly owned by a Joint Venture, and (b) Borrower shall have provided to Agent a certificate that (i) no Default or Event of Default exists or would be caused by the incurrence of such Indebtedness, (ii) the leverage ratio of such Indebtedness relative to the value of the property securing the same shall, at the time such Indebtedness is incurred, be less than seventy-five percent (75%) (or eighty-five percent (85%) in the case of such Indebtedness in respect of Multifamily Properties), and (iii) with respect to any Indebtedness of a Joint Venture, a portion of which is allocable to the Loan Parties for purposes of this §8.1(xiii), the ratio of such Indebtedness of such Joint Venture relative to the value of the Joint Venture’s property securing the same, shall, at the time such Indebtedness is incurred, be less than seventy-five percent (75%) (or eighty-five percent (85%) in the case of such Indebtedness in respect of Multifamily Properties); provided, however, that the portion of any secured surety bond Indebtedness in excess of $15,000,000 permitted pursuant to §8.1(xiv) shall be counted against the $75,000,000 limit provided in this paragraph;”
          (c) Clause (xvi) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(xvi) Bond Indebtedness in an aggregate principal amount not exceeding $300,000,000 at any time, provided that (a) such Indebtedness is either unsecured or secured as permitted by §8.2(xviii), (b) Borrower shall have provided to Agent a certificate that no Default or Event of Default exists or would be caused by the incurrence of such Indebtedness, giving pro forma effect to any repayment of Indebtedness with the net cash proceeds of such Bond Indebtedness, (c) if such Bond Indebtedness is not Convertible Bond Indebtedness, the net cash proceeds from the issuance thereof must be applied first to the repayment in full of the Term Loan and thereafter may be used for general corporate purposes (it being understood and agreed that the net cash proceeds from the issuance of Convertible Bond Indebtedness shall not be required to be applied to prepay the Loans), and (d) if such Bond Indebtedness is Convertible Bond Indebtedness and a Call Option Overlay is entered into in conjunction therewith, the terms of such Call Option Overlay shall be those customary for such transactions.”
     7. Amendment to §8.2 of the Credit Agreement. §8.2 of the Credit Agreement, Restrictions on Liens, Etc., is hereby modified and amended as follows:
     (a) by adding the following words at the end of clause (iii) thereof, “or in respect of restrictions permitted to exist under §8.12”;
     (b) by removing the words “clause (iii) above” appearing in clause (xiv) of §8.2, and substituting therefor the words “clauses (iii) and (xviii) hereof”; and
     (c) by removing the word “and” appearing at the end of clause (xvi) of §8.2, adding the word “and” after the semi-colon appearing at the end of clause (xvii) of §8.2, and adding a new clause (xviii) thereto as follows:
          “(xviii) Liens on the Mortgaged Properties and other Collateral securing Bond Indebtedness subject to an intercreditor agreement subordinating such Liens to Agent’s Liens thereon securing the Obligations containing terms satisfactory to Agent in its sole discretion.”
     8. Amendments to §8.3 of Credit Agreement. §8.3 of the Credit Agreement, Restrictions on Investments, is hereby modified and amended as follows:
          (a) by deleting the existing language of clause (j) thereof in its entirety and substituting the following language in lieu thereof:
     “(j) the acquisition of real estate (including Investments in real estate and related assets in the form of the acquisition of Indebtedness secured by such real estate and related assets) and extensions of trade credit in the ordinary course of business;”
          (b) by deleting the existing language of clause (o) thereof in its entirety and substituting the following language in lieu thereof:
     “(o) Investments in an SPE Subsidiary (or any Person that was previously an SPE Subsidiary) in connection with Non-Recourse Indebtedness; provided that any such Investment is in the form of (i) a contribution of Non-Recourse Assets or cash and/or (ii) purchases of Non-Recourse Assets pursuant to Permitted Recourse Undertakings in connection with such Non-Recourse Indebtedness;” ; and
          (c) by deleting the words “at any time” appearing in clause (s) thereof and substituting therefor the words “at the time of such Investment”.

     9. Amendment to §8.8 of Credit Agreement. §8.8 of the Credit Agreement, Asset Sales, is hereby modified and amended by deleting the existing language of clause (o) thereof in its entirety and substituting the following language in lieu thereof:
     “(o) transactions permitted by §8.3(o) and §8.4.”
     10. Amendment to §8.10 of the Credit Agreement. §8.10 of the Credit Agreement, Restriction on Prepayment of Indebtedness, is hereby modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “§8.10 Restriction on Prepayment of Indebtedness.
     Without limiting the terms of §8.1, Borrower shall not prepay, redeem or purchase the principal amount of, in whole or in part, or cause the acceleration of, any Indebtedness other than (i) the Obligations, (ii) any mandatory prepayment, redemption or purchase required by the documents evidencing, governing or securing such Indebtedness, or (iii) any redemption, prepayment, purchase and/or conversion or exchange required by the terms of any Permitted Bond Indebtedness or voluntary prepayments, redemptions or purchases thereof permitted by such terms or any refinancing thereof.”
     11. Amendments to §8.12 of the Credit Agreement. §8.12 of the Credit Agreement, Negative Pledges; Restrictive Agreements, etc., is hereby modified and amended as follows:
     (a) by amending clause (a) thereof by adding the words “in favor of Agent or Lenders” immediately after the first appearance of the word “Lien” therein;
     (b) by amending clause (F) thereof by adding the words “or other rights” immediately after the words “Equity Interests” therein; and
     (c) by deleting the existing language of clause (G) thereof in its entirety and substituting the following in lieu thereof:
     “(G) restrictions contained in agreements governing Permitted Bond Indebtedness that are not materially more restrictive than comparable restrictions contained in this Agreement (as determined in good faith by the Board of Directors of Borrower and evidenced by a certificate from Borrower to Agent with respect thereto.)”
     12. Amendment to §9.2 of the Credit Agreement. §9.2 of the Credit Agreement, Borrowing Base Covenants, is hereby modified and amended by deleting the existing language of clause (b) thereof in its entirety and substituting the following in lieu thereof:
     “(b) Borrower shall not at any time permit the sum of (i) the Outstanding principal balance of the Loans, plus (ii) the Outstanding Letters of Credit, to be greater than the Borrowing Base.”

     13. No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided or permitted herein, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     14. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
          (a) Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and the Required Lenders;
          (b) For the benefit of each Revolving Lender who executes this Amendment by 5:00 p.m. (CDT) on May 6, 2011, the payment by Borrower of an amendment fee equal to 0.25% of the Revolving Commitment of each such Lender, in immediately available funds, such fee being fully earned and non-refundable when paid;
          (c) True and correct copies of resolutions of the Borrower that authorize the execution, delivery and performance of this Amendment and the other documents executed in connection herewith;
          (d) The representations and warranties made pursuant to Section 15 of this Amendment shall be true and correct; and
          (e) Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
     15. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
          (a) The execution, delivery and performance by Borrower and each Guarantor of this Amendment are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

          (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents delivered in connection herewith in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment;
          (c) This Amendment constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
          (d) All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and
          (e) No Default or Event of Default is existing and none would result, in each case upon this Amendment becoming effective and after giving effect hereto.

     16. Reaffirmation of Guaranty. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment.
     17. Intercreditor Agreement. Agent is hereby directed to execute and deliver any intercreditor agreement contemplated by §8.2(xviii) and to enter into such modifications of the Security Documents, if any, as Agent may determine necessary to effectuate the provisions of any such intercreditor agreement and the transactions and amendments contemplated hereby and thereby.
     18. Lender Acknowledgment. The Lenders agree that no violation of the terms of Loan Documents has occurred prior to the date hereof due to: (i) any representations or warranties made by the Loan Parties relating to the grant of a security interest by the Loan Parties under the Credit Agreement, the Pledge and Security Agreement and the Assignment of Rights to Joint Venture Distributions which were not permitted pursuant to the terms of the Organizational Documents of any Joint Venture and (ii) the provisions of the Organizational Documents of the Joint Ventures prohibiting the granting of Liens and transfers which were not permitted under §8.2 or §8.12 of the Credit Agreement.
     19. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby.
     20. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
     21. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
     22. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
     23. Exhibits and Schedules. The Exhibits and Schedules attached to this Amendment are hereby incorporated herein by this reference.

     24. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
Its: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution of First Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS: FORESTAR GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR OIL & GAS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution of First Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): FORESTAR REALTY INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SWR HOLDINGS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution of First Amendment to Amended and Restated
Revolving and Term Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender and as Agent
By:	/s/ Nathan Weyer
	Name:	Nathan Weyer
	Title:	Vice President

KeyBank National Association
1200 Abernathy Road, NE
Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert
Facsimile: (770) 510-2195
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

AgFIRST FARM CREDIT BANK, as a lender

By:	/s/ Matthew H. Jeffords

Name: Matthew H. Jeffords
Title: Assistant Vice President
Address:
1401 Hampton Street
Columbia, SC 29201
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a lender

By:	/s/ Jim D Allen

Name: Jim D Allen
Title: Senior Vice President
Address:
1700 South Assembly Street
Spokane, WA 99224
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

AMEGY BANK NATIONAL ASSOCIATION, as a lender

By:	/s/ Kelly Nash

Name: Kelly Nash
Title: Corporate Banking Officer
Address:
4400 Post Oak Parkway
Houston, TX 77027
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

CAPITAL ONE N.A., as a lender

By:	/s/ Michael B. Perrine

Name: Michael B. Perrine
Title: COMMERCIAL BANKING PRESIDENT – AUSTIN
Address:
901 South Mopac
Building 1, Suite 500
Austin, TX 78746
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

METROPOLITAN LIFE INSURANCE COMPANY, as a lender

By:

Name:

Title:

Address:
Signature not required
6750 Poplar Avenue
Suite 109
Germantown, TN 38138
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a lender

By: Name:	/s/ Mike Mc Connell Mike Mc Connell
Title:	Senior Vice President
Address:
114 West 7th Street
Suite 300
Austin, TX 78701
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

GOLDMAN SACHS BANK USA, as a lender

By: Name:	/s/ Lauren Day Lauren Day
Title:	Authorized Signatory
Address:
200 West Street
New York, NY 10282
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, successor in interest to AgCountry Farm Credit Services, PCA, d/b/a FCS Commercial Financial [sic] Group, as a lender

By: Name:	/s/ Lisa Caswell Lisa Caswell
Title:	Vice President
Address:
600 Highway 169 South
Suite 850
Minneapolis, MN 55426
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a lender

By: Name:	/s/ Joe Carroll Joe Carroll
Title:	SVP
Address:
TX2-F069
1111 Fannin Street
Houston, TX 77002-6925
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

EATON VANCE FLOATING-RATE INCOME TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a lender

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
Address:
c/o Eaton Vance Floating-Rate Income Trust
2 International Place, 9th Fl.
Boston, MA 02110
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a lender

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
Address:
c/o Eaton Vance Institutional Senior Loan Fund
2 International Place
9th Fl.
Boston, MA 02110
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

EATON VANCE LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a lender

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
Address:
c/o Eaton Vance Limited Duration Income Fund
2 International Place
9th Fl.
Boston, MA 02110
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a lender

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
Address:
c/o Eaton Vance Senior Floating-Rate Trust
2 International Place
9th Fl.
Boston, MA 02110
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR, as a lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Address:
c/o Grayson & Co.
2 International Place
9th Fl.
Boston, MA 02110
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
First Amendment to Forestar A&R Credit Agreement

[Execution Continued]

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor, as a lender

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
Address:
c/o Senior Debt Portfolio
2 International Place
9th Fl.
Boston, MA 02110
[END OF SIGNATURES]
First Amendment to Forestar A&R Credit Agreement